Exhibit 10.16.6

Hartford Loan No. BHM0J5QN8

ENVIRONMENTAL INDEMNITY AGREEMENT

THIS ENVIRONMENTAL INDEMNITY AGREEMENT (this “Agreement”) is executed as of August 4, 2010, by MISSION WEST PROPERTIES, L.P. and MISSION WEST PROPERTIES, L.P. I, each a Delaware limited partnership having its principal place of business at 10050 Bandley Drive, Cupertino, California 95014 (collectively, “Borrower”) and MISSION WEST PROPERTIES, INC., a Maryland corporation (“Carveout Indemnitor”) having its principal place of business at 10050 Bandley Drive, Cupertino, California 95014, (“Carveout Indemnitor”, and collectively with Borrower, jointly and severally, “Indemnitor”) to and for the benefit of HARTFORD LIFE INSURANCE COMPANY and HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY, each a Connecticut corporation, having an address c/o Hartford Investment Management Company, 55 Farmington Avenue, Hartford, Connecticut 06105 (collectively, “Indemnitee”) and the other Indemnified Parties.

RECITALS:

WHEREAS, Indemnitee is prepared to make a loan (the “Loan”) to Borrower in the principal amount of $40,000,000.00, which Loan shall be made pursuant to that certain Fixed Rate Term Loan Agreement of even date herewith (the “Loan Agreement”) and is secured by, among other things, those certain mortgages, deeds of trust and deeds to secure debt, all dated as of even date herewith (collectively, the “Mortgage”) encumbering, among other things, certain improved real estate located in the State of California, as more particularly described in Exhibit A-1 through Exhibit A-5 attached hereto.

WHEREAS, Indemnitee is unwilling to make the Loan unless Indemnitor agrees to provide the indemnifications, representations, warranties, covenants and other matters described in this Agreement for the benefit of Indemnified Parties.

WHEREAS, Indemnitor is entering into this Agreement to induce Indemnitee to make the Loan.

AGREEMENT:

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor hereby represents, warrants, covenants and agrees for the benefit of Indemnified Parties as follows:

1. Definitions.

(a) As used in this Agreement, the following terms shall have the following meanings:

“Environmental Law” means any present and future federal, state and local laws, statutes, ordinances, rules, regulations, administrative order, any administrative policy,

protocol or guideline and the like, as well as common law, relating to (i) protection of human health or the environment, (ii) Hazardous Substances, and/or (iii) liability for or costs of other actual Releases.  The term “Environmental Law” includes the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act (including the Superfund Amendments and Reauthorization Act of 1986); the Emergency Planning and Community Right-to-Know Act; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act (including Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act.  The term “Environmental Law” also includes any present and future federal, state and local laws, statutes ordinances, rules, regulations, permits or authorizations and the like, as well as common law, that (a) condition transfer of property upon a negative declaration or other approval of a Governmental Authority of the environmental condition of any Property; and/or (b) require notification or disclosure of Releases of Hazardous Substances or other environmental condition of any Property to any Governmental Authority or other Person, whether or not in connection with transfer of title to or interest in property.

“Environmental Lien” means any and all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Indemnitor or any other Person.

“Environmental Reports” means any and all environmental reports with respect to any Property delivered to Indemnitee in connection with the Loan and described on Exhibit B attached hereto.

“Hazardous Substances” means any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future Environmental Laws, including petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, urea formaldehyde foam insulation, lead-containing materials, radon, radioactive materials, flammables and explosives, but excluding substances of kinds and in amounts ordinarily and customarily used or stored in properties similar to the Portfolio in compliance with all Environmental Laws.

“Indemnified Parties” means Indemnitee, any Person who is or will have been involved in the origination of the Loan, any Person who is or will have been involved with the servicing of the Loan, any Person in whose name the encumbrance created by the Mortgage is or will have been recorded, any Person who may hold or acquire or will have held a full or partial interest in the Loan (including Investors, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan for the benefit of third parties) as well as the respective directors, officers, shareholders, partners, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including any other Person who holds or acquires, or will have held, a participation or other full or partial interest in the Loan or the Portfolio, whether during the term of the Loan or as a part of, or following, a foreclosure of the Loan and including any successors by merger, consolidation or acquisition of all or a substantial portion of Indemnitee's assets and business).

“Investors” means collectively, any purchaser, transferee, assignee, servicer, participant or investor of or in the Loan.

“Losses” means any losses, damages, costs, fees, expenses, claims, suits, judgments, awards, liabilities (including strict liabilities), obligations, debts, diminutions in value, fines, penalties, charges, costs of Remediation (whether or not performed voluntarily), amounts paid in settlement, foreseeable and unforeseeable consequential damages, litigation costs, attorneys' fees, engineers' fees, environmental consultants' fees, and investigation costs (including costs for sampling, testing and analysis of soil, water, air, building materials, and other materials and substances whether solid, liquid or gas), of whatever kind or nature, and whether or not incurred in connection with any judicial or administrative proceedings, actions, claims, suits, judgments or awards.

“Release” means any release, deposit, discharge, emission, leaking, leaching, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances on or under any Property.

“Remediation” means, in order to comply with Environmental Laws or any permits issued pursuant thereto, any of the following: (i) response, remedial, removal, or corrective action with respect to Hazardous Substances; (ii) activity to clean up, detoxify, decontaminate, contain or otherwise remediate any Hazardous Substance; (iii) actions to prevent, cure or mitigate any Release; and/or (iv) any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or evaluation relating to any Hazardous Substances and/or any other environmental condition in, on or under any Property.

(b) Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Loan Agreement.

(c) Unless otherwise noted, all “Section” references shall be to Sections of this Agreement.  All uses of the word “including” shall mean “including, without limitation” unless the context shall indicate otherwise.  Unless otherwise specified, the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.  All references to the Loan Documents shall mean such document as it is constituted as of the date hereof, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

2. Environmental Representations and Warranties.  Indemnitor hereby represents to and for the benefit of Indemnified Parties that, as of the date hereof and except as otherwise disclosed by the Environmental Reports:  (a) to Indemnitor’s knowledge, there are no

                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                  Hazardous Substances or underground storage tanks in, on, or under any Property, except those that are both (i) in compliance with all Environmental Laws and in compliance with all permits issued pursuant thereto and (ii) fully disclosed to Indemnitee in writing pursuant to the Environmental Report; (b) to Indemnitor’s knowledge, there are no past or present Releases in, on, under or from any Property which have not been fully remediated in accordance with all Environmental Laws; (c) Indemnitor does not know of, and has not received, any written or oral notice or other communication from any Person (including a Governmental Authority) relating to any threat of any Release migrating to any Property; (d) to Indemnitor’s knowledge, there is no past or present non-compliance with any Environmental Law, or with permits issued pursuant thereto, in connection with any Property which has not been fully remediated in accordance with all Environmental Laws; and (e) Indemnitor does not know of, and has not received, any written or oral notice or other communication from any Person (including a Governmental Authority) relating to Hazardous Substances or Remediation thereof in connection with any Property, of possible liability of any Person pursuant to any Environmental Law in connection with any Property, any other environmental conditions in connection with any Property or any other property previously owned or operated in common with all or any part of any Property (whether or not such property shall have been combined with all or any portion of any Property in a single property description), or any actual or potential administrative or judicial proceedings in connection with any of the foregoing.  Indemnitor has delivered to Indemnitee, in writing, any and all information relating to environmental conditions in, on, under or from any Property that is known to Indemnitor (including any condition fully remediated in accordance with Environmental Laws), including any reports relating to Hazardous Substances in, on, under or from any Property and/or to the environmental condition of any Property.

3. Environmental Covenants.  Indemnitor covenants and agrees that:  (a) all uses and operations on or of each Property, whether by Indemnitor or any other Person, shall be in compliance in all material respects with all Environmental Laws and permits issued pursuant thereto; (b) there shall be no Releases in, on, under or from any Property, except those that are both (i) in compliance in all material respects with all Environmental Laws and with permits issued pursuant thereto and (ii) fully disclosed to Indemnitee in writing; (c) there shall be no Hazardous Substances in, on, or under any Property, except those that are both (i) in compliance in all material respects with all Environmental Laws and in compliance in all material respects with all permits issued pursuant thereto and (ii) fully disclosed to Indemnitee in writing, other than Hazardous Substances in, on or under any Property in connection with uses by Tenants contemplated by their Leases, copies of which have been delivered to Indemnitee; (d) Indemnitor shall keep each Property free and clear of all Environmental Liens; (e) Indemnitor shall, at its sole cost and expense, comply with all reasonable written requests of Indemnitee to (i) effectuate Remediation of any condition existing in violation of Environmental Laws (including a Release) in, on, under or from any Property; (ii) comply with any Environmental Law; and (iii) comply with any directive from any Governmental Authority; (f) Indemnitor shall not do, or allow any Tenant or other user of any Property to do, any act that violates Environmental Laws and permits issued pursuant thereto which materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any person (whether on or off such Property), materially and adversely impairs or may materially and adversely impair the value of any Property, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes material waste, violates in any material respect any covenant, condition, agreement or easement applicable to any Property; and (g) Indemnitor shall immediately notify

                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                  Indemnitee in writing upon becoming aware of any of the following, to the extent not disclosed in any Environmental Report: (i) any Release or threatened Release in, on, under, from or migrating towards any Property; (ii) any non-compliance in any material respect with any Environmental Laws related in any way to any Property; (iii) any actual or potential Environmental Lien; (iv) any required or proposed Remediation relating to any Property; and (v) any written notice from a Governmental Authority relating in any way to (A) Hazardous Substances or Remediation thereof, (B) possible liability of any Person pursuant to any Environmental Law in connection with any Property, or (C) any actual or potential administrative or judicial proceedings in connection with anything referred to in this Agreement.

4. Indemnified Rights/Cooperation and Access.  In the event that any Indemnified Party, based on a good faith determination, has reason to believe that Indemnitor is not in material compliance with its warranties, covenants and agreements relating to compliance with any Environmental Laws, then (subject to the rights of Tenants), any Indemnified Party may cause an engineer or consultant satisfactory to such Indemnified Party (in the exercise of its reasonable judgment) to conduct an environmental assessment or audit (the scope of which shall be determined in the reasonable judgment of such Indemnified Party) including taking samples of soil, groundwater or other water, air, or building materials or any other testing requested by such Indemnified Party (in the reasonable judgment of such Indemnified Party) and may deliver to the other Indemnified Parties and Indemnitor the results of any such assessment, audit, sampling or other testing.  All costs and expenses incurred by any Indemnified Party pursuant to this Section 4 shall be paid by the Indemnified Parties unless (i) the Indemnified Parties have a good faith basis for suspecting that Indemnitor is not in material compliance with its warranties, covenants and agreements relating to compliance with Environmental Laws, or (ii) an Event of Default exists (or is discovered as a result of any such environmental assessment or audit), in which case the reasonable third party fees and expenses relating to such environmental assessment or audit shall be paid by Indemnitor within the Demand Period.  Indemnitor shall cooperate with and provide any Indemnified Party and any such person designated by such Indemnified Party with access to such Property, subject to the rights of Tenants. Indemnitor covenants and agrees, at its sole cost and expense, to protect, defend, indemnify, release and hold Indemnified Parties harmless from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following:  (a) any presence of any Hazardous Substances in, on, above or under any Property; (b) any past, present or threatened Release in, on, above, under or from any Property; (c) any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation of any Hazardous Substances on any Property; (d) any actual or proposed Remediation at any time in, under, on or above any Property; (e) any past, present or threatened non-compliance or violations of any Environmental Laws (or permits issued pursuant to any Environmental Law) in connection with any Property or operations thereon, including any failure by Indemnitor, any other Borrower Party, and/or any Tenant or other user of any Property to comply with any order of any Governmental Authority in connection with any Environmental Laws; (f) the imposition, recording or filing, or the threatened imposition, recording or filing, of any Environmental Lien encumbering any Property; (g) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in this Agreement concerning Hazardous Substances; (h) any past, present or threatened injury to, destruction of or loss of natural resources in any way connected with any Property, including costs to investigate and assess Losses; (i) any acts of Indemnitor, any other Borrower Party, and/or any Tenant or other user of any Property in arranging for disposal or treatment, or arranging with a transporter for transport for disposal or treatment, of Hazardous Substances directly or indirectly affecting any Property, at any facility or incineration vessel containing Hazardous Substances; (j) any acts of Indemnitor, any other Borrower Party, and/or any Tenant or other user of any Property in accepting any Hazardous Substances affecting such Property for transport to disposal or treatment facilities, incineration vessels or sites from which there is a Release, or a threatened Release of any Hazardous Substance which causes the incurrence of costs for Remediation; (k) any personal injury, wrongful death, or property or other damage arising under any statutory or common law or tort law theory, including damages assessed for private or public nuisance or for the conducting of an abnormally dangerous activity on or near any Property; and (l) any misrepresentation set forth in this Agreement or the Loan Agreement or any breach or failure to perform any warranty, covenant or other obligations pursuant to this Agreement, the Loan Agreement, the Note or the Mortgage concerning Hazardous Substances.  Nothing contained in this Section 4 shall be deemed to indemnify the Indemnified Parties for their own gross negligence or willful misconduct.  Any Indemnified Party performing any environmental assessment or audit under this Agreement shall be responsible, at such Indemnified Party’s cost and expense, to promptly restore any applicable Property to the condition that existed prior to such environmental assessment or audit as a result of any damage caused by the gross negligence or willful misconduct of such Indemnified Party.

5. Duty to Defend and Attorneys and Other Fees and Expenses.  Upon written request by any Indemnified Party, Indemnitor shall defend itself and Indemnified Parties (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties (such approval not to be unreasonably withheld) from and against any action, suit, claim, demand, dispute or proceeding (collectively, an “Enforcement Action”) arising or in any way connected, whether directly or indirectly, to any actual or alleged violation of the representations, warranties and covenants in Sections 2 and 3.  Notwithstanding the foregoing, if (i) such Enforcement Action involves the possible imposition of criminal liability on the Indemnified Parties, (ii) the assumption or control by Indemnitor of the defense of such Enforcement Action, in the reasonable discretion of the Indemnified Parties, involves a conflict of interest between the Indemnitor and the Indemnified Parties with respect to such action or proceeding, or (iii) the Indemnitor or the attorneys engaged by Indemnitor have, in the reasonable determination of the Indemnified Parties, taken action or failed to take action which has prejudiced the defense of the Indemnified Parties or have failed to pursue with reasonable diligence such defense or the negotiation or settlement of such defense, then Indemnitor shall be responsible for all of the costs and expenses of the Indemnified Parties in respect of such defense of the Enforcement Action and shall pay on demand or, in the sole and absolute discretion of the Indemnified Parties, reimburse the Indemnified Parties for payments made, for all reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals engaged by and/or on behalf of Indemnified Parties.  Indemnitor may not compromise or settle any such Enforcement Action without the consent of Indemnitee (which consent may be issued or withheld in Indemnitee’s judgment) unless the claimant agrees as part of the compromise or settlement that the Indemnified Parties shall have no responsibility or liability for the payment or discharge of any amount agreed upon or other obligation to take any other action or any other exposure to liability to such claimant.  Notwithstanding the foregoing and at the option of Indemnified Parties, if Indemnified Parties engage their own attorneys to defend them from and against, or assist them in, any Enforcement Action, such Indemnified Parties and their attorneys shall control the resolution of any Enforcement Action as to themselves, provided that no compromise or settlement shall be entered without Indemnitor's consent (which consent shall not be unreasonably withheld).  Within the Demand Period, Indemnitor shall pay or, in the discretion of the Indemnified Parties, reimburse the Indemnified Parties for payments made, for all reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals engaged by and/or on behalf of Indemnified Parties in accordance with the provisions of this Section 5.

6. Unimpaired Liability.  The liability of Indemnitor under this Agreement shall in no way be limited or impaired by, and Indemnitor hereby consents to and agrees to be bound by, any amendment or modification of the provisions of the Loan Agreement, the Note, the Mortgage or any of the other Loan Documents.  In addition, the liability of Indemnitor under this Agreement shall in no way be limited or impaired by (a) any extensions of time for performance required by the Loan Agreement, the Note, the Mortgage or any of the other Loan Documents, (b) any sale or transfer of all or part of any Property, whether following foreclosure of the Mortgage or otherwise, (c) any exculpatory provision in the Note, the Mortgage, or any of the other Loan Documents otherwise limiting Indemnitee's recourse to any Property or to any other security for the Obligations, or limiting Indemnitee's rights to a deficiency judgment against Indemnitor, (d) the accuracy or inaccuracy of the representations and warranties made by Indemnitor under the Loan Agreement, the Note, the Mortgage or any of the other Loan Documents or by Indemnitor herein, (e) the release, waiver or discharge of any Indemnitor or any other Person from performance or observance of any of the agreements, covenants, terms or condition contained in any of the other Loan Documents by operation of law, Indemnitee's voluntary act, or otherwise, (f) the release or substitution in whole or in part of any security for the Obligations, (g) Indemnitee's failure to record the Mortgage or file any UCC financing statements (or Indemnitee's improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Obligations, (h) any exercise or non-exercise by Indemnitee of any right or privilege under this Agreement or any of the other Loan Documents, or (i) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Indemnitor or any Affiliate of any Indemnitor, or any action by any trustee or receiver or by any court in any such proceeding; and, in any such case, whether with or without notice to Indemnitor and with or without consideration.

7. Enforcement.

(a) Indemnified Parties may enforce the obligations of Indemnitor under this Agreement without first resorting to, or exhausting any security or collateral under, or without first having recourse pursuant to, the Loan Agreement, the Note, the Mortgage, or any of the other Loan Documents or any Property, through foreclosure proceedings or otherwise, provided, however, that nothing herein shall inhibit or prevent Indemnitee from suing on the Note, foreclosing, or exercising any power of sale under, the Mortgage, or exercising any other rights and remedies thereunder.  This Agreement is not collateral or security for the Obligations, unless Indemnitee expressly elects in writing to make this Agreement additional collateral or security for the Obligations, which Indemnitee is entitled to do in its discretion.  It is not necessary for a

                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                      Potential Default or an Event of Default to have occurred for Indemnified Parties to exercise their rights pursuant to this Agreement.  Notwithstanding any provision of the Loan Agreement, the Note, the Mortgage or any other Loan Document, the obligations pursuant to this Agreement are exceptions to any non-recourse or exculpation provision of the Loan Documents (including the terms and conditions set forth in Article 10 of the Loan Agreement) and Indemnitor is fully and personally liable for such obligations, and such liability is not limited to the original or amortized principal balance of the Loan or the value of any Property.

(b) Without limiting any of the remedies provided in the Loan Documents, Indemnitor acknowledges and agrees that the provisions hereof are environmental provisions (as defined in Section 736(f)(2) of the California Code of Civil Procedure) made by Indemnitor relating to the real property security (the “Environmental Provisions”).  Indemnitor’s breach of or a failure to comply with the Environmental Provisions shall constitute a breach of contract entitling Indemnitee to all remedies provided under Section 736 of the California Code of Civil Procedure (“Section 736”) for the recovery of damages and for the enforcement of the Environmental Provisions.  Pursuant to Section 736, Indemnitee’s action for recovery of damages or enforcement of the Environmental Provisions shall not constitute an action within the meaning of Section 726(a) of the California Code of Civil Procedure or constitute a money judgment for a deficiency or a deficiency judgment within the meaning of Section 580a, 580b, 580d, or 726(b) of the California Code of Civil Procedure.  Other than the remedy provided under Section 736, all remedies provided for by the Loan Documents are separate and distinct causes of action that are not abrogated, modified, limited or otherwise affected by the remedies provided under Section 736(a) of the California Code of Civil Procedure.

8. Survival.  The obligations and liabilities of Indemnitor under this Agreement shall fully survive indefinitely notwithstanding any termination, satisfaction, assignment, entry of a judgment of foreclosure, exercise of any power of sale, or delivery of a deed in lieu of foreclosure of the Mortgage.

9. Amounts Payable; Interest.  Any amounts payable to any Indemnified Parties under this Agreement shall become due and payable within the Demand Period, and shall bear interest at the Default Rate from the expiration of the Demand Period until paid in full.  Wherever pursuant to this Agreement it is provided that Indemnitor pay any costs and expenses, such costs and expenses shall include legal fees and disbursements of Indemnified Parties and shall include reimbursements for the expenses of the in-house staff.

10. Waivers.  Indemnitor hereby: (i) waives any right or claim of right to cause a marshaling of Indemnitor's assets or to cause Indemnitee or other Indemnified Parties to proceed against any of the security for the Loan before proceeding under this Agreement against Indemnitor; (ii) relinquishes all rights and remedies accorded by law to indemnitors or guarantors, except any rights of subrogation which Indemnitor may have, provided that the indemnity provided for hereunder shall neither be contingent upon the existence of any such rights of subrogation nor subject to any claims or defenses whatsoever which may be asserted in connection with the enforcement or attempted enforcement of such subrogation rights including any claim that such subrogation rights were abrogated by any acts of Indemnitee or other Indemnified Parties; (iii) waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against or by Indemnitee or other

                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                Indemnified Parties; (iv) waives notice of acceptance hereof and of any action taken or omitted in reliance hereon; (v) waives presentment for payment, demand of payment, protest or notice of nonpayment or failure to perform or observe, or other proof, or notice or demand; and (vi) waives all homestead exemption rights against the obligations hereunder and the benefits of any statutes of limitations or repose.  Notwithstanding anything to the contrary contained herein, Indemnitor hereby agrees to postpone the exercise of any rights of subrogation with respect to any collateral securing the Obligations until the Obligations shall have been fully and finally paid.

11. WAIVER OF JURY TRIAL.  TO THE MAXIMUM EXTENT PERMITTED BY LAW, INDEMNITOR AND INDEMNITEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OR ANY EXERCISE OF THEIR RESPECTIVE RIGHTS UNDER THIS AGREEMENT OR THE LOAN DOCUMENTS OR IN ANY WAY RELATING TO THE LOAN OR ANY PROPERTY (INCLUDING ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT, AND ANY CLAIM OR DEFENSE ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE).  THIS WAIVER IS A MATERIAL INDUCEMENT FOR INDEMNITEE TO ENTER THIS AGREEMENT.

12. Subrogation.  Indemnitor shall take any and all reasonable actions, including institution of legal action against third parties, necessary or appropriate to obtain reimbursement, payment or compensation from such persons responsible for the presence of any Hazardous Substances at, in, on, under, above or near any Property or otherwise obligated by law to bear the cost.  Indemnified Parties shall be and hereby are subrogated to all of Indemnitor's rights now or hereafter in such claims.

13. Indemnitor's Representations and Warranties.  Each Indemnitor represents and warrants to and for the benefit of Indemnified Parties that:

(a) it has the full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and the execution, delivery and performance of this Agreement by Indemnitor has been duly and validly authorized and all requisite action has been taken by Indemnitor to make this Agreement valid and binding upon Indemnitor, and enforceable in accordance with its terms;

(b) its execution of, and compliance with, this Agreement is in the ordinary course of business of Indemnitor and will not result in the breach of any term or provision of the charter, by-laws, partnership or trust agreement, or other governing instrument of Indemnitor or result in the breach of any term or provision of, or conflict with or constitute a default under, or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which Indemnitor or any Property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which Indemnitor or any Property is subject;

(c) there is no action, suit, proceeding or investigation pending or, to Indemnitor's knowledge, threatened against it which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of Indemnitor, or in any material impairment of the right or ability of Indemnitor to carry on its business substantially as now conducted, or in any material liability on the part of Indemnitor, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of Indemnitor contemplated herein, or which would be likely to impair materially the ability of Indemnitor to perform under the terms of this Agreement;

(d) it does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(e) no approval, authorization, order, license or consent of, or registration or filing with, any governmental authority or other person, and no approval, authorization or consent of any other party is required in connection with this Agreement; and

(f) this Agreement constitutes a valid, legal and binding obligation of Indemnitor, enforceable against it in accordance with the terms hereof, subject only to applicable bankruptcy, insolvency and similar laws affecting the rights of creditors generally and subject, as to enforceability, to general principles of equity.

14. No Waiver. No course of dealing on the part of any Indemnified Party, nor any failure or delay by any Indemnified Party with respect to exercising any right, power or privilege of any Indemnified Party pursuant to this Agreement or any of the other Loan Documents, shall operate as a waiver thereof.

15. Notice of Legal Actions.  Each party hereto shall, within five (5) Business Days of receipt thereof, give written notice to the other party hereto of (a) any notice, advice or other communication from any Governmental Authority or any source whatsoever with respect to Hazardous Substances on, from or affecting any Property, and (b) any legal action brought against such party or related to any Property, with respect to which Indemnitor may have liability under this Agreement.  Such notice shall comply with the provisions of Section 18.

16. Transfer of Loan.  Indemnitee may, at any time, sell, transfer or assign the Note, the Loan Agreement, the Mortgage, this Agreement and the other Loan Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates.  Indemnitee may forward to each Investor and each prospective Investor and any servicer, all documents and information which Indemnitee now has or may hereafter acquire relating to Indemnitor and any Property, whether furnished by Indemnitor, any guarantor or otherwise, as Indemnitee determines necessary or desirable.  Indemnitor agrees to cooperate, and agrees to cause any guarantor to cooperate, with Indemnitee in connection with any transfer made pursuant to this Section 16, including the delivery of an estoppel certificate and such other documents as may be reasonably requested by Indemnitee.  Indemnitor shall also furnish, and Indemnitor hereby consents to Indemnitee furnishing to such Investors, such prospective Investors or any servicer, any and all information concerning the financial condition of Indemnitor and any and all information concerning each Property and the Leases as may be requested by Indemnitee, any servicer, any Investor or any prospective Investor in connection with any outsourcing of servicing, sale, transfer or participation interest.  No exercise by Indemnitee of any transfer rights pursuant to the Loan Documents shall operate to release or diminish the duties, obligations or liabilities of Indemnitor under this Agreement unless any such release is expressly granted in writing by Indemnitee.

17. Discretion of Indemnified Parties.  Wherever pursuant to this Agreement (i) Indemnitee (or Indemnified Parties) exercises its judgment, or any right given to it, to approve or disapprove any item, matter or course of conduct, (ii) any arrangement or term is to be satisfactory to Indemnitee (or Indemnified Parties), or (iii) any other decision or determination is to be made by Indemnitee (of Indemnified Parties), the decision of Indemnitee to approve or disapprove, the exercise of its judgment or discretion, all decisions that arrangements, items, course of conduct or terms are satisfactory or not satisfactory and all other decisions and determinations made by Indemnitee, shall be in the sole and absolute discretion of Indemnitee and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

18. Notices.  All notices or other written communications hereunder shall be made in accordance with Section 9.1 of the Loan Agreement.

19. Duplicate Originals; Counterparts.  This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original.  This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement.  The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

20. No Oral Change; Entire Agreement.  This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Indemnitor or any Indemnified Party.  Any such modification, amendment, waiver, extension, change, discharge or termination shall only be effective by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof.  This Agreement is, and shall be construed to be, in addition to (and not in lieu of) any and all other duties, responsibilities, obligations and/or liability which Indemnitor may have to any of Indemnified Parties pursuant to the other Loan Documents or otherwise.  To the extent, if any that the terms and conditions of this Agreement conflict with the terms and conditions of any of the other Loan Documents, the terms and conditions imposing the broader duties, responsibilities, obligations and/or liability on Indemnitor shall prevail.

21. Headings, Etc.  The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

22. Number and Gender/Successors and Assigns; Joint and Several.  All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter,

                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                      singular or plural as the identity of the person or persons referred to may require.  Without limiting the effect of specific references in any provision of this Agreement, the term “Indemnitor” shall be deemed to refer to each and every person comprising an Indemnitor from time to time, as the sense of a particular provision may require, and to include the heirs, executors, administrators, legal representatives, successors and assigns of Indemnitor, all of whom shall be bound by the provisions of this Agreement, provided that no obligation of Indemnitor may be assigned except with the written consent of Indemnitee (which may be granted or withheld in Indemnitee's sole and absolute discretion).  Each reference herein to “Indemnitee” shall be deemed to include its successors and assigns.  This Agreement shall inure to the benefit of Indemnified Parties and their respective successors and assigns forever.  If Indemnitor consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

23. Rights Cumulative.  The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies which Indemnitee has under the Loan Agreement, the Note, the Mortgage or the other Loan Documents or would otherwise have at law or in equity.

24. Inapplicable Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable, such provision shall be fully severable; the Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof; the remaining provisions thereof shall remain in full effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom; and in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of such Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible to be legal, valid and enforceable.

25. Governing Law.  This Agreement shall be governed in accordance with the terms and provisions of the laws of the State of California.

[Remainder of this page intentionally left blank.  Signature page follows.]

IN WITNESS WHEREOF, this Agreement has been executed by Indemnitor and is effective as of the day and year first above written.

BORROWER:

MISSION WEST PROPERTIES, L.P.,
a Delaware limited partnership

By:          Mission West Properties, Inc.
a Maryland corporation
its general partner

By:           /s/ Raymond V. Marino
Name:  Raymond V. Marino
Title:  President & COO

MISSION WEST PROPERTIES, L.P. I,
a Delaware limited partnership

By:          Mission West Properties, Inc.
a Maryland corporation
its general partner

By:           /s/ Raymond V. Marino
Name:  Raymond V. Marino
Title:  President & COO

CARVEOUT INDEMNITOR:

MISSION WEST PROPERTIES, INC.,
a Maryland corporation

By:           /s/ Raymond V. Marino
Name:  Raymond V. Marino
Title:  President & COO

[Signature Page to Environmental Indemnity Agreement]

CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT
File No:
STATE OF	California	)SS	APN No:
COUNTY OF		)

On	before me,		, Notary Public, personally appeared

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature

This area for official notarial seal.

OPTIONAL SECTION CAPACITY CLAIMED BY SIGNER

Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the documents.

INDIVIDUAL

CORPORATE OFFICER(S) TITLE(S)

PARTNER(S)	LIMITED	GENERAL

ATTORNEY-IN-FACT

TRUSTEE(S)

GUARDIAN/CONSERVATOR

OTHER

SIGNER IS REPRESENTING:

Name of Person or Entity			Name of Person or Entity

OPTIONAL SECTION

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW

TITLE OR TYPE OF DOCUMENT:

NUMBER OF PAGES		DATE OF DOCUMENT

SIGNER(S) OTHER THAN NAMED ABOVE
Reproduced by First American Title Insurance Company National Commercial Services 11/2007

[Acknowledgment Page to Environmental Indemnity Agreement]

CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT
File No:
STATE OF	California	)SS	APN No:
COUNTY OF		)

On	before me,		, Notary Public, personally appeared

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature

This area for official notarial seal.

OPTIONAL SECTION CAPACITY CLAIMED BY SIGNER

Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the documents.

INDIVIDUAL

CORPORATE OFFICER(S) TITLE(S)

PARTNER(S)	LIMITED	GENERAL

ATTORNEY-IN-FACT

TRUSTEE(S)

GUARDIAN/CONSERVATOR

OTHER

SIGNER IS REPRESENTING:

Name of Person or Entity			Name of Person or Entity

OPTIONAL SECTION

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW

TITLE OR TYPE OF DOCUMENT:

NUMBER OF PAGES		DATE OF DOCUMENT

SIGNER(S) OTHER THAN NAMED ABOVE
Reproduced by First American Title Insurance Company National Commercial Services 11/2007

[Acknowledgment Page to Environmental Indemnity Agreement]

CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT
File No:
STATE OF	California	)SS	APN No:
COUNTY OF		)

On	before me,		, Notary Public, personally appeared

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature

This area for official notarial seal.

OPTIONAL SECTION CAPACITY CLAIMED BY SIGNER

Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the documents.

INDIVIDUAL

CORPORATE OFFICER(S) TITLE(S)

PARTNER(S)	LIMITED	GENERAL

ATTORNEY-IN-FACT

TRUSTEE(S)

GUARDIAN/CONSERVATOR

OTHER

SIGNER IS REPRESENTING:

Name of Person or Entity			Name of Person or Entity

OPTIONAL SECTION

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW

TITLE OR TYPE OF DOCUMENT:

NUMBER OF PAGES		DATE OF DOCUMENT

SIGNER(S) OTHER THAN NAMED ABOVE
Reproduced by First American Title Insurance Company National Commercial Services 11/2007

[Acknowledgment Page to Environmental Indemnity Agreement]

EXHIBIT A-1

Legal Description

5830, 5850, 5870 Hellyer Ave., San Jose, CA

Real property in the City of San Jose, County of Santa Clara, State of California, described as follows:

ALL OF PARCEL A AS DESCRIBED IN THAT CERTAIN LOT LINE ADJUSTMENT PERMIT RECORDED SEPTEMBER 29, 1999 UNDER RECORDER'S SERIES NO. 15000706, SANTA CLARA COUNTY, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

ALL OF PARCEL A AS DESCRIBED IN THAT CERTAIN LOT LINE ADJUSTMENT PERMIT RECORDED JUNE 22, 1998 UNDER RECORDER'S SERIES NO. 14246279, SANTA CLARA COUNTY, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
ALL THAT REAL PROPERTY SITUATE IN THE CITY OF SAN JOSE, COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, BEING A PORTION OF LOT 12 AS SHOWN UPON THAT CERTAIN MAP FILED FOR RECORD IN BOOK "H" OF MAPS AT PAGE 147, SANTA CLARA COUNTY RECORDS, DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT ON THE NORTHEASTERLY RIGHT OF WAY LINE OF HELLYER AVENUE AT THE MOST WESTERLY CORNER OF PARCEL 12 AS SHOW UPON THE RECORD OF SURVEY FILED IN BOOK 636 OF MAPS AT PAGES 11 THROUGH 22, SANTA CLARA COUNTY RECORDS;
THENCE ALONG THE NORTHWESTERLY LINE OF SAID LOT 12 NORTH 44°23'57" EAST 604.28 FEET TO THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF SILVER CREEK VALLEY ROAD, AS SAID ROAD IS SHOWN ON SAID RECORD OF SURVEY FILED IN BOOK 636 OF MAPS OF AT PAGE 11, SANTA CLARA COUNTY RECORDS;
THENCE ALONG SAID RIGHT-OF-WAY LINE THE FOLLOWING TWO (2) COURSES:
SOUTH 45°00'34" EAST 8.22 FEET TO THE BEGINNING OF A TANGENT CURVE TO THE RIGHT;
ALONG SAID CURVE HAVING A RADIUS OF 548.00 FEET, THROUGH A CENTRAL ANGLE OF 36°11'38", AN ARC DISTANCE OF 346.17 FEET TO THE SOUTHEASTERLY LINE OF SAID LOT 12;
THENCE ALONG SAID SOUTHEASTERLY LINE SOUTH 44°28'22" WEST 486.78 FEET TO THE BEGINNING OF A NON-TANGENT CURVE TO THE RIGHT, TO WHICH POINT A RADIAL LINE BEARS SOUTH 39°05'24" WEST, SAID POINT BEING ON SAID NORTHEASTERLY RIGHT OF WAY LINE OF HELLYER AVENUE, AS SHOWN ON SAID RECORD OF

Exhibit A-1-1

 SURVEY;
THENCE ALONG SAID RIGHT-OF-WAY LINE THE FOLLOWING TWO(2) COURSES:
NORTHWESTERLY ALONG SAID CURVE HAVING A RADIUS OF 1996.18 FEET, THROUGH A CENTRAL ANGLE OF 5°24'06", AN ARC DISTANCE OF 188.20 FEET;
NORTH 45°30'30" WEST 142.16 FEET TO THE POINT OF BEGINNING.

AND, IN ADDITION THERETO, THE FOLLOWING AREA:

A PORTION OF LOT 13 AS SHOWN ON THAT CERTAIN MAP FILED IN BOOK "H" OF MAPS AT PAGE 147, SANTA CLARA COUNTY RECORDS, DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT ON THE NORTHEASTERLY RIGHT OF WAY LINE OF HELLYER AVENUE AT THE MOST WESTERLY CORNER OF PARCEL 13 AS SHOWN UPON THE RECORD OF SURVEY FILED IN BOOK 636 OF MAPS AT PAGES 11 THROUGH 22, SANTA CLARA COUNTY RECORDS;
THENCE ALONG THE NORTHWESTERLY LINE OF SAID LOT 13 NORTH 44°29'58" EAST 607.14 FEET TO THE SOUTHWESTERLY RIGHT OF WAY LINE OF SILVER CREEK VALLEY ROAD, AS SHOWN ON SAID RECORD OF SURVEY FILED IN BOOK 636 OF MAPS AT PAGE 11, SANTA CLARA COUNTY RECORDS.
THENCE ALONG SAID RIGHT-OF-WAY LINE SOUTH 45°00'34" EAST 328.87 FEET TO THE SOUTHEASTERLY LINE OF SAID LOT 13;
THENCE ALONG LAST SAID LINE SOUTH 44°23'57" WEST 604.28 FEET TO SAID NORTHEASTERLY LINE OF HELLYER AVENUE;
THENCE ALONG SAID RIGHT-OF-WAY LINE NORTH 45°30'30" WEST 329.92 FEET TO THE POINT OF BEGINNING.

AND, IN ADDITION THERETO, THE FOLLOWING AREA:

A PORTION OF PARCEL "A" AS SHOWN UPON THAT CERTAIN MAP FILED IN BOOK 371 OF MAPS, AT PAGE 29, SANTA CLARA COUNTY RECORDS, DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT ON THE NORTHEASTERLY RIGHT OF WAY LINE OF HELLYER AVENUE AT THE MOST WESTERLY CORNER OF THAT PARCEL SHOWN AS "THE LANDS OF HELEN E. RYAN" UPON THE RECORD OF SURVEY FILED IN BOOK 636 OF MAPS AT PAGES 11 THROUGH 22, SANTA CLARA COUNTY RECORDS;
THENCE ALONG THE NORTHWESTERLY LINE OF SAID PARCEL "A" NORTH 44°28'22" EAST 486.78 FEET TO THE BEGINNING OF A NON-TANGENT CURVE TO THE RIGHT, TO WHICH POINT A RADIAL LINE BEARS NORTH 81°11'04" EAST, SAID POINT BEING ON THE SOUTHWESTERLY RIGHT OF WAY LINE OF SILVER CREEK VALLEY ROAD, AS SHOWN ON SAID RECORD OF SURVEY FILED IN BOOK 636

Exhibit A-1-2

OF MAPS AT PAGE 11, SANTA CLARA COUNTY RECORDS;
THENCE ALONG SAID RIGHT OF WAY LINE THE FOLLOWING THREE (3) COURSES:
SOUTHEASTERLY ALONG SAID CURVE HAVING A RADIUS OF 548.00 FEET, THROUGH A CENTRAL ANGLE OF 44°04'10", AN ARC DISTANCE OF 421.50 FEET;
SOUTH 35°15'13" WEST 15.81 FEET TO THE BEGINNING OF A TANGENT CURVE TO THE RIGHT;
ALONG SAID CURVE HAVING A RADIUS OF 88.00 FEET, THROUGH A CENTRAL ANGLE OF 90°00'31", AN ARC DISTANCE OF 138.24 FEET TO SAID RIGHT OF WAY LINE OF HELLYER AVENUE;
THENCE ALONG SAID RIGHT OF WAY LINE THE FOLLOWING TWO (2) COURSES:
NORTH 54°44'16" WEST 10.98 FEET TO THE BEGINNING OF A TANGENT CURVE TO THE RIGHT;
ALONG SAID CURVE HAVING A RADIUS OF 1996.18 FEET, THROUGH A CENTRAL ANGLE OF 3°49'40", AN ARC DISTANCE OF 133.36 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THE FOLLOWING AREA:

ALL OF PARCEL A-1 AS DESCRIBED IN THAT CERTAIN LOT LINE ADJUSTMENT PERMIT RECORDED SEPTEMBER 29, 1999 UNDER RECORDER'S SERIES NO. 15000706, SANTA CLARA COUNTY, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
ALL THAT CERTAIN REAL PROPERTY SITUATE IN THE CITY OF SAN JOSE, COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, BEING A PORTION OF PARCEL A AS DESCRIBED IN THAT CERTAIN LOT LINE ADJUSTMENT PERMIT RECORDED JUNE 22, 1998 UNDER RECORDER'S SERIES NO. 14246279, SANTA CLARA COUNTY, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEGINNING AT THE INTERSECTION OF THE NORTHWESTERLY LINE OF SAID PARCEL A WITH THE NORTHEASTERLY RIGHT OF WAY LINE OF HELLYER AVENUE AS SAID AVENUE IS SHOWN ON THAT CERTAIN RECORD OF SURVEY FILED IN BOOK 525 OF MAPS AT PAGES 52 THROUGH 59, SANTA CLARA COUNTY RECORDS;
THENCE ALONG SAID NORTHWESTERLY LINE OF SAID PARCEL A, NORTH 44°29'56" EAST, 607.14 FEET TO THE SOUTHWESTERLY RIGHT OF WAY LINE OF SILVER CREEK VALLEY ROAD AS SAID ROAD IS SHOWN ON THE RECORD OF SURVEY FILED IN BOOK 636 OF MAPS AT PAGES 11 THROUGH 22, SANTA CLARA COUNTY RECORDS;
THENCE ALONG SAID SOUTHWESTERLY RIGHT OF WAY LINE SOUTH 45°00'34" EAST, 95.00 FEET;
THENCE SOUTH 44°29'58" WEST, 606.32 FEET TO SAID NORTHEASTERLY RIGHT OF WAY OF HELLYER AVENUE;

Exhibit A-1-3

THENCE ALONG SAID NORTHEASTERLY RIGHT OF WAY LINE NORTH 45°30'30" WEST, 95.00 FEET TO THE POINT OF BEGINNING.

APN:  679-02-016

Exhibit A-1-4

EXHIBIT A-2

Legal Description

5750 Hellyer Ave., San Jose, CA

Real property in the City of San Jose, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

PARCEL 3, AS SHOWN ON THAT CERTAIN PARCEL MAP FILED FOR RECORD ON NOVEMBER 19, 2009 IN BOOK 834 OF MAPS, AT PAGES 34 AND 35, SANTA CLARA COUNTY RECORDS.

PARCEL TWO:

AN EASEMENT FOR STORM DRAIN PURPOSES AS MORE PARTICULARLY DESCRIBED IN THAT CERTAIN DOCUMENT RECORDED DECEMBER 19, 2008 AS DOCUMENT NO. 20072892 OF OFFICIAL RECORDS, SANTA CLARA COUNTY.

APN:  679-02-017 and 679-02-019

Exhibit A-2-1

EXHIBIT A-3

Legal Description

5970 Optical Court, San Jose, CA

Real property in the City of San Jose, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

PARCEL 3A AS SHOWN ON THAT CERTAIN PARCEL MAP FILED IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON DECEMBER 11, 2008, IN BOOK 829 OF MAPS AT PAGES 8-11.

RESERVING THEREFROM A PRIVATE EASEMENT FOR STORM DRAINAGE PURPOSES OVER THAT PORTION OF SAID PARCEL 3A SHOWN AS "10' P.S.D.E." (PRIVATE STORM DRAINAGE EASEMENT) FOR THE BENEFIT OF PARCEL 3 OF SAID PARCEL MAP.

ALSO RESERVING THEREFROM A PRIVATE EASEMENT FOR TELEPHONE AND ELECTRICAL PURPOSES OVER THAT PORTION OF SAID PARCEL 3A SHOWN AS "PR.U.E." (PRIVATE UTILITY EASEMENT) FOR THE BENEFIT OF PARCEL 3 OF SAID PARCEL MAP.

PARCEL TWO:

A NON-EXCLUSIVE EASEMENT, APPURTENANT TO THE ABOVE SHOWN PARCEL ONE, FOR INGRESS, EGRESS, UTILITIES, AND OVERLAND RELEASE OF STORM WATER OVER A PRIVATE STREET (OPTICAL COURT) AS SHOWN ON SAID PARCEL MAP AND AS CREATED BY THAT CERTAIN GRANT DEED RECORDED FEBRUARY 22, 2001 AS DOCUMENT NO. 15567589 AND RE-RECORDED MARCH 22, 2001 AS DOCUMENT NO. 15602149 BOTH OF OFFICIAL RECORDS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE ANGLE POINT IN THE NORTHWESTERLY LINE OF LOT 4, ALSO BEING THE ANGLE POINT IN THE CENTERLINE OF PIERCY ROAD, 40 FEET WIDE, AS SAID LOT AND ROAD ARE SHOWN UPON THAT CERTAIN MAP ENTITLED, "MAP OF THE E. M. PIERCY SUBDIVISION NO. 1" WHICH MAP WAS FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON NOVEMBER 27, 1906 IN BOOK "L" OF MAPS AT PAGE 51; THENCE WEST 193.82 FEET ALONG SAID CENTERLINE TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 0°01'44" WEST

Exhibit A-3-1

298.09 FEET; THENCE SOUTHEASTERLY ALONG A TANGENT CURVE TO THE LEFT WITH A RADIUS OF 170.00 FEET THROUGH A CENTRAL ANGLE OF 45°01'41" FOR AN ARC DISTANCE OF 133.60 FEET; THENCE SOUTH 44°59'58" EAST 273.57 FEET; THENCE SOUTHERLY ALONG A TANGENT CURVE TO THE RIGHT WITH A RADIUS OF 30.00 FEET THROUGH A CENTRAL ANGLE OF 51°19'04" FOR AN ARC DISTANCE OF 26.87 FEET; THENCE ALONG A REVERSE CURVE TO THE LEFT WITH A RADIUS OF 50.00 FEET THROUGH A CENTRAL ANGLE OF 282°38'08" FOR AN ARC DISTANCE OF 246.65 FEET; THENCE ALONG A REVERSE CURVE TO THE RIGHT WITH A RADIUS OF 30.00 FEET THROUGH A CENTRAL ANGLE OF 51°19'04" FOR AN ARC DISTANCE OF 26.87 FEET; THENCE NORTH 44°59'58" WEST 273.57 FEET; THENCE NORTHWESTERLY ALONG A TANGENT CURVE TO THE RIGHT WITH A RADIUS OF 130.00 FEET THROUGH A CENTRAL ANGLE OF 45°01'41" FOR AN ARC DISTANCE OF 102.17 FEET; THENCE NORTH 0°01'44" EAST 298.11 FEET TO A POINT ON SAID CENTERLINE OF PIERCY STREET; THENCE WEST 40.00 FEET ALONG SAID CENTERLINE TO THE TRUE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL THAT PORTION LYING WITHIN THE BOUNDS OF THE ABOVE SHOWN PARCEL ONE.

PARCEL THREE:

A NON-BUILDABLE EASEMENT APPURTENANT TO AND FOR THE BENEFIT OF THE ABOVE SHOWN PARCEL ONE, AS CREATED BY SAID PARCEL MAP OVER THAT PORTION OF PARCEL 3 OF SAID MAP DESIGNATED AS "60' WIDE NON-BUILDABLE EASEMENT".

PARCEL FOUR:

A NON-EXCLUSIVE PRIVATE EASEMENT FOR STORM DRAINAGE PURPOSES OVER THAT PORTION OF PARCEL 3 SHOWN ON SAID PARCEL MAP AS "10' P.S.D.E." (PRIVATE STORM DRAINAGE EASEMENT), APPURTENANT TO THE ABOVE SHOWN PARCEL ONE.

PARCEL FIVE:

A NON-EXCLUSIVE PRIVATE EASEMENT FOR WATER LINE PURPOSES OVER THAT PORTION OF PARCEL 3 OF SAID PARCEL MAP SHOWN AS "15' P.W.L.E." (PRIVATE WATER LINE EASEMENT), APPURTENANT TO THE ABOVE SHOWN PARCEL ONE.

APN:  678-07-042

Exhibit A-3-2

EXHIBIT A-4

Legal Description

255 Caspian Drive, Sunnyvale, CA

Real property in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

LOT 1, AS SHOWN ON THAT CERTAIN MAP FIELD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON FEBRUARY 25, 1992 IN BOOK 634 OF MAPS, PAGES 30 AND 31.

PARCEL TWO:

A NON-EXCLUSIVE 15 FOOT WIDE INGRESS AND EGRESS EASEMENT OVER THAT CERTAIN STRIP OF LAND OF LOT 2, DESIGNATED AS "PROPOSED NON-EXCLUSIVE 15' INGRESS AND EGRESS EASEMENT", FOR THE BENEFIT OF LOT 1, AS SAID EASEMENT AND LOT ARE SHOWN ON THAT CERTAIN PARCEL MAP RECORDED FEBRUARY 25. 1992 IN BOOK 634 OF MAPS, PAGES 30 AND 31.

APN:  110-33-038

Exhibit A-4-1

EXHIBIT A-5

Legal Description

3301 Olcott St., Santa Clara, CA

Real property in the City of Santa Clara, County of Santa Clara, State of California, described as follows:

Real property in the City of Santa Clara, County of Santa Clara, State of California, described as follows:

PARCEL 1, AS SHOWN ON THAT CERTAIN PARCEL MAP RECORDED JULY 1, 1977 IN BOOK 399, PAGE 51 OF MAPS, IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA.

EXCEPTING THEREFROM THAT PORTION OF THE PREMISES AS GRANTED TO THE STATE OF CALIFORNIA, IN THAT CERTAIN INSTRUMENT RECORDED APRIL 23, 1982 IN BOOK G 744 PAGE 72 OF OFFICIAL RECORDS, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT ON THE GENERAL SOUTHERLY LINE OF THE EXISTING STATE FREEWAY IN SANTA CLARA COUNTY, ROAD 04-SC1-101, SHOWN AS BAYSHORE FREEWAY, AS SAID SOUTHERLY FREEWAY LINE WAS ESTABLISHED, DEFINED AND DESCRIBED IN PARCEL 3 OF THE DEED TO STATE OF CALIFORNIA RECORDED JUNE 6, 1960 IN VOLUME 4815 AT PAGE 705, OFFICIAL RECORDS OF SANTA CLARA COUNTY, SAID POINT BEING ALSO THE NORTHEASTERLY CORNER OF PARCEL 6 SHOWN UPON THAT CERTAIN RECORD OF SURVEY MAP FILED FOR RECORD ON MAY 6, 1963 IN BOOK 160 OF MAPS AT PAGES 50 AND 51 IN THE OFFICE OF THE RECORDER OF SANTA CLARA COUNTY; THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 6, SOUTH 0° 58' 53" WEST, 29.75 FEET; THENCE LEAVING SAID EASTERLY LINE, SOUTH 65° 50' 31" EAST, 437.09 FEET TO A POINT ON THE LINE COMMON TO PARCEL "C" AND PARCEL "D" AS SAID PARCELS C AND D ARE SHOWN UPON THAT CERTAIN MAP ENTITLED "PARCEL MAP-LANDS OF KAISER AETNA", WHICH MAP WAS FILED FOR RECORD ON SEPTEMBER 23, 1975 IN BOOK 361 OF MAPS AT PAGE 46, IN THE OFFICE OF THE RECORDER OF SANTA CLARA COUNTY; THENCE ALONG THE SOUTHEASTERLY PROLONGATION OF LAST SAID COURSE, SOUTH 65° 50' 31" EAST, 298.72 FEET TO THE BEGINNING OF A TANGENT CURVE TO THE RIGHT WITH A RADIUS OF 249.00 FEET, WHICH CURVE IS ALSO TANGENT TO THE NORTHERLY PROLONGATION OF THE COURSE

Exhibit A-5-1

 DESCRIBED AS "NORTH 20° 29' 40" WEST 124.04 FEET" IN THAT CERTAIN FINAL ORDER OF CONDEMNATION RECORDED JANUARY 19, 1961 IN VOLUME 5048 AT PAGE 9, OFFICIAL RECORDS OF SANTA CLARA COUNTY; THENCE ALONG SAID TANGENT CURVE TO THE RIGHT WITH A RADIUS OF 249.00 FEET, THROUGH AN ANGLE OF 45° 20' 51", AN ARC LENGTH OF 197.07 FEET TO SAID NORTHERLY PROLONGATION; THENCE ALONG SAID NORTHERLY PROLONGATION SOUTH 20° 29' 40" EAST 326.67 FEET TO THE NORTHERLY TERMINUS OF SAID 124.04 FOOT COURSE, BEING THE INTERSECTION OF LAST SAID COURSE WITH THE COURSE DESCRIBED AS "SOUTH 59° 36' 10" EAST 385.76 FEET" IN SAID FINAL ORDER OF CONDEMNATION; THENCE ALONG LAST DESCRIBED COURSE SOUTH 89° 36' 10" EAST 49.24 FEET TO THE GENERAL SOUTHWESTERLY LINE OF SAID EXISTING STATE FREEWAY AS DEFINED AND DESCRIBED IN SAID DEED (4815 OR 705); THENCE ALONG SAID GENERAL SOUTHWESTERLY AND SOUTHERLY FREEWAY LINE NORTH 20° 29' 40" WEST, 351.97 FEET, ALONG A TANGENT CURVE TO THE LEFT WITH A RADIUS OF 245.00 FEET, THROUGH AN ANGLE OF 42° 11' 22", AN ARC LENGTH OF 180.40 FEET, NORTH 62° 41' 02" WEST, 351.61 FEET AND NORTH 69° 22' 12" WEST, 450.90 FEET TO THE POINT OF COMMENCEMENT, EXCEPTING THEREFROM ALL THAT PORTION OF SAID PARCEL "C" (361-MAPS-46) INCLUDED WITHIN THE EXTERIOR BOUNDARIES OF THE HEREINABOVE DESCRIBED REAL PROPERTY.

APN:  224-47-019

Exhibit A-5-2

EXHIBIT B

LIST OF ENVIRONMENTAL REPORTS

Phase I Environmental Site Assessment dated July 6, 2010 conducted on 5750 and 5850 Hellyer Avenue, San Jose, California, prepared by Nova Consulting; Nova Project No. F10-1135.

Phase I Environmental Site Assessment dated July 6, 2010 conducted on 5970 Optical Court, San Jose, California, prepared by Nova Consulting; Nova Project No. F10-1136.

Phase I Environmental Site Assessment dated July 6, 2010 conducted on 255 Caspian Drive Sunnyvale, California, prepared by Nova Consulting; Nova Project No. F10-1137.

Phase I Environmental Site Assessment dated July 6, 2010 conducted on 3301 Olcott Street Santa Clara, California, prepared by Nova Consulting; Nova Project No. F10-1138.

Exhibit B-1